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                                                                    EXHIBIT 10.3

[US BANK LOGO]
Five Star Service Guaranteed

U.S. Bank National Association                                   SWIFT: USBKUS44
Stank by Letters of Credit                            TELEX: 192179 USB INTL MPS
800 Nicollet Mail, BC-MN-H20G                                Phone: 612-303-7396
Minneapolis, Minnesota 55402-4302                                   612-303-7395
                                                               Fax: 812-303-5226

AUGUST 5, 2004

  LETTER OF CREDIT NUMBER: SLCMMSP03189

        AMENDMENT  NUMBER: 1

                APPLICANT: RTW, INC.
                           8500 NORMANDALE LAKE BOULEVARD, SUITE 1400
                           BLOOMINGTON, MINNESOTA 55437

              BENEFICIARY: HARTFORD FIRE INSURANCE COMPANY ("BENEFICIARY")
                           HARTFORD PLAZA
                           HARTFORD, CT 06115

                THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

PRESENT AVAILABLE BALANCE DECREASED BY $2,025,000.00 TO A NEW TOTAL OF $2,025,000.00.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, OR ANY SUBSEQUENT REVISION THERETO.

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

U.S. BANK NATIONAL ASSOCIATION

/s/ Marnie M. Mastrian
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AUTHORIZED SIGNATURE